HELD FOR SALE	12 Months Ended
Dec. 31, 2018
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
HELD FOR SALE
HELD FOR SALE
The following is a summary of the assets and liabilities classified as held for sale as at December 31, 2018 and December 31, 2017:

AS AT DEC. 31 (MILLIONS)	Real Estate	Renewable Power	Private Equity	2018 Total	2017 Total
Assets
Cash and cash equivalents	$13	$8	$—	$21	$20
Accounts receivables and other	4	75	33	112	44
Investment properties	617	—	—	617	1,007
Property, plant and equipment	—	749	30	779	490
Equity accounted investments	568	—	—	568	—
Other long-term assets	—	88	—	88	44
Assets classified as held for sale	$1,202	$920	$63	$2,185	$1,605
Liabilities
Accounts payable and other	$11	$173	$9	$193	$212
Non-recourse borrowings of managed entities	259	360	—	619	1,212
Liabilities associated with assets classified as held for sale	$270	$533	$9	$812	$1,424

As at December 31, 2018, assets held for sale within the company’s Real Estate segment include ten office assets in the U.S., three office assets in Brazil, two triple-net lease assets in the U.S. and an equity accounted investment within the LP Investments portfolio. Within our Renewable Power segment, we are currently holding for sale portfolios of wind and solar assets in South Africa, Thailand and Malaysia.
During the year, the company sold certain assets and subsidiaries, including our Chilean electricity transmission business for proceeds of $1.3 billion, a core office property in Toronto for proceeds of $660 million, a portfolio of self-storage properties for proceeds of $1.3 billion and a U.S. logistics portfolio for proceeds of $3.4 billion.